UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2015

Date of reporting period: October 31, 2015

Item 1.	Reports to Stockholders.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE VALUE FUND
OCTOBER 31, 2015

TABLE OF CONTENTS

Shareholders’ Letter	1

Schedule of Investments	6

The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-520-4227; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE VALUE FUND
OCTOBER 31, 2015
(Unaudited)

Dear Shareholders:

We are pleased to present the Annual Report for the CBRE Clarion Global Infrastructure Value Fund (“the Fund”) for the fiscal year from November 1, 2014 through October 31, 2015.

FUND PERFORMANCE REVIEW

Global listed infrastructure stocks declined 1.8%, as measured by the Fund’s listed infrastructure benchmark1 (the “Index”), over the fiscal period of this Fund that runs from November 1, 2014 to October 31, 2015. Infrastructure stocks in Asia had the strongest returns, over 16%, with positive performance in the transportation and utility sectors. Transportation sectors in Europe continued the positive performance trend in Asia, producing a 5.6% weighted average return for the period. The common theme in this group was passenger focused transport (airports, toll roads and passenger railroads) generally experienced positive traffic growth leading to strong earnings growth. However, transport sectors exposed to industrial activity, like North American railroad companies which declined 17%, had declining volumes and weakening earnings outlook. The fortunes of the utilities sector was varied by region, with the Americas region flat, Asia positive and Europe negative. Finally, the weakest performer in the listed infrastructure space was the midstream/pipelines sector, down 30%, due to concerns about the oil oversupply leading to less demand for energy infrastructure.

The Institutional and Investor share classes of the Fund underperformed the Index and the MSCI World Index (measuring global developed market equities) for the fiscal period ending October 31, 2015. During this period, the Institutional Class Shares and Investor Class Shares delivered net returns of negative 3.10% and negative 3.45%, respectively, as compared to the negative 1.83% of the Index and positive 2.3% for global developed markets. Excluding the impact of fees and costs of the Fund, the performance of the underlying holdings of the Fund was flat versus the Index with a negative 1.83% return. The flat relative performance was driven positively by stock selection, while allocation was a drag on relative performance. Stock selection was driven by selecting the best performing companies within the outperforming transportation sector in Europe and in the Emerging Markets.

[1]

Prior to April 1, 2015, the Fund’s benchmark was the UBS Global Infrastructure & Utilities 50/50 Index – net of withholding tax; beginning April 1, 2015, the Fund’s benchmark is the FTSE Global Core Infrastructure 50/50 Index – net of withholding tax.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE VALUE FUND
OCTOBER 31, 2015
(Unaudited)

European transportation stocks, particularly those in the passenger segment like toll roads and airports, reported strengthening traffic trends over the period driving their overall results. Top positions in the portfolio included Spanish toll road company Ferrovial and French toll road company Vinci. Rising traffic growth drove double digit earnings growth and strong positive total returns at these companies. Within the Emerging Markets, the Fund benefitted from exposure to airports in China and Mexico. Beijing Capital International Airport was held earlier in the period due to a significant discount valuation to other airport stocks. The Fund also invested in two Mexican airport companies benefitting from strong traffic growth trends driving positive total returns.

We also had positive stock selection in the communication sector, focused on the tower stocks. Fundamentals for the tower sector, owners of the towers that house the equipment used by telecom carriers for all mobile signals, looked to be trending sideways entering 2015 as many carriers had built out their LTE platforms in 2013/2014. We saw value, however, in Crown Castle International which converted to a REIT in the summer of 2014, which led to a turnover of its investor base and depressed rating relative to its peers. The stock was our largest position over the period and delivered a positive total return, ahead of its peers and well ahead of the average for global infrastructure. Crown Castle focused on its U.S. business, divesting its Australian assets and re-investing in new small-cell technology (assets servicing dense areas like stadiums) which resulted in the company’s solid performance.

Allocation at the sector level negatively impacted performance. The Fund was overweight the midstream/pipeline sector which was the worst performing sector in the Index with a negative 30% return over the period. Midstream/pipeline companies were sold off on the back of lower oil prices and expectation of lower energy infrastructure investment needs that had historically driven growth for these companies. While we lowered the Fund’s exposure to this underperforming sector during the period, the impact was still significant.

The Fund was also overweight the renewable energy sector, a relatively new sector not represented in the Index, which was a drag on performance as these stocks declined 34% over the period. The fundamentals for energy infrastructure remained robust with demand growing globally to meet the lower-carbon power generation needs of society and government. Capital market needs to meet this growth in investment were substantial and the companies saturated the market with

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE VALUE FUND
OCTOBER 31, 2015
(Unaudited)

equity issuance. The equity issuance became an overhang as the new sector has yet to garner significant investor attention. We still believe in the fundamentals and believe that the opportunity for growth remains one of the brightest in the listed infrastructure market.

We remain confident that our investment process will continue to help identify infrastructure assets that deliver superior medium to long-term performance. Our investment approach is based on top-down sector allocations within regions based on the regulatory outlook, investment market conditions, economic outlook, capital market access and relative valuation of the sectors. We then identify and invest in the stocks within those sectors and regions that we believe have the best risk and return profile. We believe that there are significant opportunities to add value by allocating to sectors underrepresented within the benchmark as well as de-allocating to those sectors over-represented in the benchmark relative to the universe of infrastructure investment opportunities. Our fundamental research currently suggests that we should overweight sectors trading at reasonable valuations and offering higher potential for cash flow and dividend growth. We see good opportunity to invest in certain transport companies in Asia, Europe and the U.S., as well as utilities with exposure to renewable energy infrastructure.

Our forecast for the coming year is for global growth to remain subdued allowing interest rates to also remain low. This should continue to provide a good backdrop for infrastructure investment in energy, particularly in gas and renewables, transportation and communications. Such investments are needed and further supported by constructive government regulation in many instances. We favor those sectors that can generate higher growth in cash flows and dividends. Within these sectors, we believe that companies operating with strong balance sheets and making sound capital allocation decisions will outperform their peers. We look for such companies when investing in the more cyclically sensitive infrastructure sectors. We also believe that there will be good returns from the more regulated, stable infrastructure sectors in utilities, particularly now that we are past the first Federal Reserve rate hike. Last, we believe that fundamentals for the communication sector are positive as telecom carrier spending is forecast to re-accelerate in 2016 after a lull in 2015.

We appreciate your continued faith and confidence.

CBRE CLARION SECURITIES LLC

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE VALUE FUND
OCTOBER 31, 2015
(Unaudited)

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Mutual fund investing involves risk, including possible loss of principal. Portfolios concentrated in infrastructure securities and MLPs may experience price volatility and other risks associated with non-diversification. Investment in infrastructure related companies may be subject to high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, the effects of energy conservation policies, governmental regulation and other factors. MLPs often own interests related to the oil and gas industries or other natural resources, but may finance other projects. As such, MLPs will be negatively impacted by economic events adversely impacting that industry. Investments in MLPs may offer fewer legal protections than investments in corporations and limited voting rights. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. These risks may be magnified in emerging markets. The potential tax benefits from investing in MLPs depend on them being treated as partnerships for federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the Fund’s value.

Definition of Comparative Indices

The FTSE Global Core Infrastructure 50/50 Net Return Index is an unmanaged market-weighted index which consists of companies within the 3 core infrastructure sectors (transportation, energy and telecommunications).

The UBS Global Infrastructure & Utilities 50/50 Index NET is an unmanaged market-weighted index which consists of infrastructure and utility companies from developed markets whose floats are larger than US $500 million.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE VALUE FUND
OCTOBER 31, 2015
(Unaudited)

GROWTH OF A $100,000 INVESTMENT

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2015
	1 Year††	Annualized Inception to Date††
Institutional Class Shares	(3.10%)	10.58	%*
Investor Class Shares	(3.45%)	7.92	%**
FTSE Global Core Infrastructure 50/50 Net Return Index‡	(1.83)%	8.66%

* The Institutional Class shares commenced operations on June 28, 2013.

** The Investor Class shares commenced operations on October 16, 2013.

‡ Prior to April 1, 2015, the benchmark index was the UBS Global Infrastructure & Utilities 50/50 Index NET (“UBS Index”), which has been discontinued. Effective April 1, 2015, the benchmark is a hybrid of the UBS Index and the FTSE Global Core Infrastructure 50/50 Net Return Index (“FTSE Index”). The FTSE Index has an inception date of March 31, 2015. The return of the hybrid index is from June 28, 2013.

† The graph is based on Institutional Class Shares only; performance for Investor Class Shares would have been lower due to differences in fee structures.

†† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 4.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE VALUE FUND
OCTOBER 31, 2015

Sector Weighting† (unaudited):

†	Percentages are based on total investments.

SCHE DULE OF INVESTMENTS

COMMON STOCK — 98.5%
	Shares	Value

AIRPORT SERVICES — 4.2%
Aeroports de Paris (France)	6,320	$794,709
Flughafen Zuerich (Switzerland)	646	489,508
Grupo Aeroportuario del Sureste, Cl B (Mexico)	25,955	402,230

		1,686,447

COMMUNICATIONS — 8.7%
American Tower ‡	7,500	766,725
Crown Castle International ‡	28,300	2,418,518
EI Towers (Italy)	5,335	323,545

		3,508,788

ELECTRIC UTILITIES — 20.8%
American Electric Power	13,600	770,440
Edison International	13,800	835,176
Enel (Italy)	176,837	815,949
Eversource Energy	17,810	907,242

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE VALUE FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

ELECTRIC UTILITIES — continued
Exelon	40,000	$1,116,800
ITC Holdings	12,400	405,728
Korea Electric Power (South Korea)	8,766	395,222
NextEra Energy	10,570	1,085,116
Power Assets Holdings (Hong Kong)	80,400	802,382
PPL	11,800	405,920
Red Electrica (Spain)	9,574	844,350

		8,384,325

GAS UTILITIES — 1.6%
Enagas (Spain)	21,357	647,135

HIGHWAYS — 15.6%
Abertis Infraestructuras (Spain)	53,390	887,113
Atlantia (Italy)	19,774	547,961
Ferrovial (Spain)	54,523	1,376,595
Transurban Group (Australia)	263,931	1,964,901
Vinci (France)	21,973	1,483,101

		6,259,671

INDEPENDENT POWER PRODUCERS & ENERGY — 1.5%
NRG Yield, Cl A	44,100	605,493

INDUSTRIAL CONGLOMERATES — 0.8%
Beijing Enterprises Holdings (Hong Kong)	49,100	311,365

MARINE PORTS & SERVICES — 1.4%
COSCO Pacific (Hong Kong)	449,500	581,521

MULTI-UTILITIES — 17.0%
Dominion Resources	19,030	1,359,313
DTE Energy	15,800	1,289,122
National Grid PLC (United Kingdom)	126,773	1,807,358
NiSource	35,200	674,432

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE VALUE FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

MULTI-UTILITIES — continued
PG&E	16,900	$902,460
Sempra Energy	7,900	809,039

		6,841,724

OIL & GAS STORAGE & TRANSPORTATION — 6.7%
EQT Midstream Partners LP 1	9,725	720,039
Sunoco Logistics Partners LP 1	17,358	504,076
Tesoro Logistics 1	4,400	246,708
Veresen (Canada)	55,000	478,663
Williams	18,900	745,416

		2,694,902

RAILROADS — 14.3%
Asciano (Australia)	60,406	353,219
Aurizon Holdings (Australia)	106,990	394,442
Central Japan Railway (Japan)	8,700	1,600,563
East Japan Railway (Japan)	20,700	1,984,744
Genesee & Wyoming, Cl A *	4,900	328,790
Union Pacific	12,344	1,102,936

		5,764,694

RENEWABLE ELECTRICITY — 1.9%
NextEra Energy Partners LP 1	18,500	485,810
TerraForm Power, Cl A	14,100	257,325

		743,135

WATER UTILITIES — 4.0%
California Water Service Group	14,000	313,040
Suez Environnement (France)	33,964	646,503
United Utilities Group PLC (United Kingdom)	42,311	644,762

		1,604,305

TOTAL COMMON STOCK (Cost $38,939,488)		39,633,505

TOTAL INVESTMENTS — 98.5% (Cost $38,939,488)		$39,633,505

Percentages are based on Net Assets of $40,246,622.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE VALUE FUND
OCTOBER 31, 2015

1	Security considered Master Limited Partnership. At October 31, 2015, these securities amounted to $1,956,633 or 4.9% of net assets.
*	Non-income producing security.
‡	Real Estate Investment Trust.

Cl — Class

LP — Limited Partnership

PLC — Public Limited Company

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE VALUE FUND
OCTOBER 31, 2015

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $38,939,488)	$39,633,505
Cash	555,866
Foreign Currency, at Value (Cost $798)	825
Receivable for Investment Securities Sold	1,455,288
Dividends and Interest Receivable	32,991
Dividend Tax Reclaim Receivable	19,717
Unrealized Gain on Foreign Currency Spot Contracts	247
Prepaid Expenses	11,813

Total Assets	41,710,252

Liabilities:
Payable for Investment Securities Purchased	1,408,014
Payable due to Adviser	21,211
Payable due to Administrator	5,945
Unrealized Loss on Foreign Currency Spot Contracts	3,753
Shareholder Servicing Fees Payable	2,804
Chief Compliance Officer Fees Payable	311
Payable due to Trustees	270
Distribution Fees Payable (Investor Class Shares)	61
Other Accrued Expenses	21,261

Total Liabilities	1,463,630

Net Assets	$40,246,622

Net Assets Consist of:
Paid-in Capital	$37,888,252
Undistributed Net Investment Income	3,524
Accumulated Net Realized Gain on Investments	1,663,278
Net Unrealized Appreciation on Investments	694,017
Net Unrealized Depreciation on Foreign Currency Translation	(2,449)

Net Assets	$40,246,622

Net Asset Value, Offering, and Redemption Price Per Share — Institutional Class Shares (unlimited authorization — no par value) ($40,068,867 ÷ 3,754,319 shares)*	$10.67

Net Asset Value, Offering, and Redemption Price Per Share — Investor Class Shares (unlimited authorization — no par value) ($177,755 ÷ 16,643 shares)*	$10.68

*	Redemption price per share may vary depending upon the length of time shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE VALUE FUND
FOR THE YEAR ENDED
OCTOBER 31, 2015

STATEMENT OF OPERATIONS

Investment Income
Dividend Income (Less Foreign Taxes Withheld of $51,968)	$1,210,966
Interest Income	42

Total Investment Income	1,211,008

Expenses:
Investment Advisory Fees	374,061
Administration Fees	70,000
Shareholder Servicing Fees (Institutional Class Shares)	6,395
Shareholder Servicing Fees (Investor Class Shares)	425
Trustees’ Fees	1,011
Distribution Fees (Investor Class Shares)	875
Chief Compliance Officer Fees	577
Transfer Agent Fees	56,284
Registration Fees	34,035
Printing Fees	22,326
Custodian Fees	21,872
Professional Fees	3,150
Insurance and Other Expenses	3,489

Total Expenses	594,500

Less: Investment Advisory Fees Waived	(73,658)
Less: Fees Paid Indirectly	(3)

Net Expenses	520,839

Net Investment Income	690,169

Net Realized Gain on Investments	1,613,253
Net Realized Loss on Foreign Currency Transactions	(16,232)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(3,426,989)
Net Change in Unrealized Appreciation/(Depreciation) on Foreign Currency Translations	26

Net Realized and Unrealized Loss on Investments	(1,829,942)

Net Decrease in Net Assets Resulting from Operations	$(1,139,773)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net Investment Income	$690,169	$693,697
Net Realized Gain on Investments and Foreign Currency Transactions	1,597,021	5,220,686
Net Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Translations	(3,426,963)	999,071

Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,139,773)	6,913,454

Dividends and Distributions from:
Net Investment Income
Institutional Class Shares	(682,483)	(718,559)
Investor Class Shares	(3,959)	(2,467)

Total Net Investment Income	(686,442)	(721,026)

Realized Gains
Institutional Class Shares	(5,087,476)	(306,335)
Investor Class Shares	(56,648)	(165)

Total Net Realized Gains	(5,144,124)	(306,500)

Total Dividends and Distributions	(5,830,566)	(1,027,526)

Capital Share Transactions(1)
Institutional Class Shares
Issued	3,741,065	400,000
Reinvestment of Distributions	5,769,959	1,024,895
Redeemed	(2,593,755)	(5,001,072)

Increase/(Decrease) from Institutional Class Shares Capital Share Transactions	6,917,269	(3,576,177)

Investor Class Shares
Issued	150,014	587,788
Reinvestment of Distributions	60,559	2,631
Redemption Fees	390	655
Redeemed	(419,674)	(149,002)

Increase/(Decrease) from Investor Class Shares Capital Share Transactions	(208,711)	442,072

Net Increase/(Decrease) From Capital Share Transactions	6,708,558	(3,134,105)

Total Increase/(Decrease) in Net Assets	(261,781)	2,751,823

Net Assets:
Beginning of Year	40,508,403	37,756,580

End of Year (including undistributed net investment income of $3,524 and $96,700, respectively)	$40,246,622	$40,508,403

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE VALUE FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Institutional Class Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013*
Net Asset Value, Beginning of Year or Period	$12.72	$11.01	$10.00

Income from Operations:
Net Investment Income(1)	0.19	0.20	0.02
Net Realized and Unrealized Gain/(Loss) on Investments	(0.57)	1.81	1.00

Total from Operations	(0.38)	2.01	1.02

Redemption Fees	–	–	–

Dividends and Distributions from:
Net Investment Income	(0.18)	(0.21)	(0.01)
Net Realized Gains	(1.49)	(0.09)	–

Total Dividends and Distributions	(1.67)	(0.30)	(0.01)

Net Asset Value, End of Year or Period	$10.67	$12.72	$11.01

Total Return †	(3.10)%	18.46%	10.21%

Ratios and Supplemental Data
Net Assets, End of Year or Period (Thousands)	$40,069	$40,050	$37,757
Ratio of Expenses to Average Net Assets (including waivers and reimbursements)	1.25%	1.25%	1.25%**
Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	1.43%	1.54%	1.70%**
Ratio of Net Investment Income to Average Net Assets	1.66%	1.67%	0.44%**
Portfolio Turnover Rate	97%	93%	32%***

*	Commenced operations on June 28, 2013.
**	Annualized.
***	Portfolio turnover rate is for the period indicated and has not been annualized.
†	Total return is for the year or period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived a portion of its fee during the period.
(1)	Per share data calculated using average shares method.

Amounts designated as “—” are $0.00 or have been rounded to $0.00.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE VALUE FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Investor Class Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013*
Net Asset Value, Beginning of Year or Period	$12.72	$11.01	$10.76

Income from Operations:
Net Investment Income(1)	0.16	0.13	0.02
Net Realized and Unrealized Gain/(Loss) on Investments	(0.59)	1.83	0.23

Total from Operations	(0.43)	1.96	0.25

Redemption Fees	0.01	0.02	—

Dividends and Distributions from:
Net Investment Income	(0.13)	(0.18)	—
Net Realized Gains	(1.49)	(0.09)	—

Total Dividends and Distributions	(1.62)	(0.27)	—

Net Asset Value, End of Year or Period	$10.68	$12.72	$11.01

Total Return †	(3.45)%	18.26%	2.32%

Ratios and Supplemental Data
Net Assets, End of Year or Period (Thousands)	$178	$458	$–
Ratio of Expenses to Average Net Assets (including waivers and reimbursements)	1.60%	1.60%	–%(2)**
Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	1.76%	1.84%	–%(2)**
Ratio of Net Investment Income to Average Net Assets	1.37%	1.02%	3.51%**
Portfolio Turnover Rate	97%	93%	32%***

*	Commenced operations on October 16, 2013.
**	Annualized.
***	Portfolio turnover rate is for the period indicated and has not been annualized.
†	Total return is for the year or period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Total return would have been lower had the Adviser not waived a portion of its fee during the period.
(1)	Per share data calculated using average shares method.
(2)	The Investor Class Shares did not incur any expenses from October 16, 2013 (commencement of operations) through the period ended October 31, 2013 due to the low level of assets.

Amounts designated as “—” are $0.00 or have been rounded to $0.00.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE VALUE FUND
OCTOBER 31, 2015

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 57 funds. The financial statements herein are those of the CBRE Clarion Global Infrastructure Value Fund (the “Fund”). The investment objective of the Fund is total return, consisting of capital appreciation and current income. The Fund is diversified and seeks to achieve its objective by investing in equity securities issued by infrastructure companies organized or located throughout the world. The Fund’s adviser, CBRE Clarion Securities LLC (the “Adviser”), utilizes a multi-step investment process for constructing the Fund’s investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection. The Fund may invest in securities of companies of any market capitalization and, under normal market conditions, the Fund will invest in at least three countries, including the United States, and at least 40% of its assets will be invested in non-U.S. companies, in both developed and emerging market countries. The Fund may invest up to 30% of its assets in emerging market companies. The Fund’s investments may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units. The Fund currently offers Institutional Class and Investor Class shares. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

The Fund’s Institutional Class shares commenced operations on June 28, 2013. The Fund’s Investor Class shares commenced operations on October 16, 2013.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE VALUE FUND
OCTOBER 31, 2015

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund will seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2015, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are as follows:

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE VALUE FUND
OCTOBER 31, 2015

• Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

• Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of October 31, 2015, all of the Fund’s investments were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. For details of investment classifications, reference the Schedule of Investments.

For the year ended October 31, 2015, there were no transfers among Level 1, Level 2 and Level 3 assets and liabilities. During the year ended October 31, 2015, there were no Level 3 securities. All transfers, if any, are recognized by the Fund at the end of the period.

During the year ended October 31, 2015, there have been no significant changes to the Fund’s fair valuation methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE VALUE FUND
OCTOBER 31, 2015

adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last two open tax year ends and current tax year end, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income/Expense — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identifications. Dividend income and expense is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE VALUE FUND
OCTOBER 31, 2015

estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Investments in REITs — With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes its net investment income quarterly, and makes distributions of its net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE VALUE FUND
OCTOBER 31, 2015

Redemption Fees — The Fund retains redemption fees of 2.00% on redemptions of fund shares held for less than 60 days. For the year ended October 31, 2015, the Fund received $390 in redemption fees for the Investor Class Shares.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Transfer Agent and Custodian Agreements:

The Fund and the Administrator are parties to an Administration Agreement, under which the Administrator provides administration services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For year ended October 31, 2015, the Fund paid $70,000 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Fund has adopted a shareholder servicing plan pursuant to which it may engage third-party service providers to provide certain shareholder services to Fund shareholders (the “Service Plan”). Under the Service Plan, the Fund may pay service providers a fee at a rate of up to 0.10% and 0.20% annually of the average daily net assets attributable to the Institutional Class Shares and Investor Class Shares, respectively, subject to the arrangement for provision of shareholder and administrative services. For the year ended October 31, 2015, the Institutional Class Shares and Investor Class Shares incurred $6,395 and $425 of shareholder servicing fees, an effective rate of 0.02% and 0.12%, respectively.

The Fund has adopted a distribution plan under Rule 12b-1 under the 1940 Act for Investor Class Shares that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE VALUE FUND
OCTOBER 31, 2015

The maximum annual distribution fee for Investor Class Shares of the Fund is 0.25% annually of the average daily net assets. For the year ended October 31, 2015, the Fund incurred $875 of distribution fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the year ended October 31, 2015, the Fund earned cash management credits of $3, which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

MUFG Union Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.90% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) (collectively “excluded expenses”) from exceeding 1.25% and 1.60% of the Fund’s Institutional Class and Investor Class Shares’ average daily net assets, respectively, until February 28, 2016. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Adviser may retain the difference between the Total Annual Fund Operating Expenses (less excluded expenses) and 1.25% and 1.60% for the Institutional Class Shares and Investor Class Shares, respectively, to recapture all or a portion of its prior fee reductions and expense reimbursements made during the preceding three-year period. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2016. As of October 31, 2015, fees which were previously waived by the Adviser that can be recaptured, up to the expense cap in effect at the time the expenses were waived, were $29,213 expiring in 2016, $122,439 expiring in 2017 and $73,658 expiring in 2018. During the year ended October 31, 2015, the Fund reimbursed the Adviser for fee previously waived in the amount of $24,281.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE VALUE FUND
OCTOBER 31, 2015

6.	Share Transactions

	Year Ended October 31, 2015	Year Ended October 31, 2014
Share Transactions:
Institutional Class Shares
Issued	306,821	31,847
Reinvestment of Distributions	527,890	87,425
Redeemed	(229,333)	(400,739)

Increase/(Decrease) in Institutional Class Shares	605,378	(281,467)

Investor Class Shares
Issued	12,625	47,730
Reinvestment of Distributions	5,535	212
Redeemed	(37,547)	(11,922)

Increase/(Decrease) in Investor Class Shares	(19,387)	36,020

Net Increase/(Decrease) in Shares Outstanding	585,991	(245,447)

7.	Investment Transactions:

The cost of security purchases and the proceeds from security sales for the year ended October 31, 2015 were $40,918,086 and $39,360,914, respectively. There were no purchases or sales of long-term U.S. Government securities.

8.	Federal Tax Information:

The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income/(loss), accumulated net realized gain/(loss) or paid-in capital, as appropriate, in the period that the differences arise.

The following permanent differences primarily attributable to MLP basis adjustments, foreign currency realized gain/(loss) and distribution reclasses have been reclassified to/from the following accounts:

Increase/(Decrease) in Undistributed Net Investment Income	Increase/(Decrease) in Accumulated Net Realized Gain	Increase/(Decrease) in Paid-In Capital
$(96,903)	$98,687	$(1,784)

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE VALUE FUND
OCTOBER 31, 2015

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared by the Fund during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2015	$4,608,487	$1,222,079	$5,830,566
2014	1,027,526	–	1,027,526

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gains	$1,906,702
Unrealized Appreciation	448,150
Other Temporary Differences	3,518

Total Distributable Earnings	$2,358,370

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at October 31, 2015 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$39,182,905	$2,695,522	$(2,244,922)	$450,600

9.	Concentration/Risks:

The Fund concentrates its investments in the infrastructure sector. Investing in infrastructure companies may subject the Fund to greater exposure to the potential adverse economic, regulatory, political and other changes affecting infrastructure companies. Infrastructure companies are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure companies may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE VALUE FUND
OCTOBER 31, 2015

rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and general changes in market sentiment towards infrastructure assets.

10.	Other:

At October 31, 2015, 95% of Institutional Class Shares total shares outstanding were held by one record shareholder owning 10% or greater of the aggregate total shares outstanding.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such potential claims is considered remote.

11.	Subsequent Events:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE VALUE FUND
OCTOBER 31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of CBRE Clarion Global Infrastructure Value Fund and the Board of Trustees of the Advisors’ Inner Circle Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the CBRE Clarion Global Infrastructure Value Fund (the “Fund ”), a series of shares of beneficial interest of The Advisors’ Inner Circle Fund, as of October 31, 2015, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended October 31, 2013 were audited by other auditors whose report dated December 27, 2013, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the custodian and brokers or by other appropriate procedures where confirmations were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CBRE Clarion Global Infrastructure Value Fund as of October 31, 2015, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

December 23, 2015

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE
VALUE FUND
OCTOBER 31, 2015

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED
BOARD MEMBERS[3,4]
ROBERT NESHER 69 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 75 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 57 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE
VALUE FUND
OCTOBER 31, 2015

“interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-520-4227. The following chart lists Trustees and Officers as of October 31, 2015.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisor’s Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The The Advisors’ Inner Circle Fund II, Advisors’ Inner Circle Fund III, Bishop Street Funds, O’Connor EQUUS, Winton Series Trust, Winton Diversified Opportunities Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

5	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE
VALUE FUND
OCTOBER 31, 2015

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT
BOARD MEMBERS[3,4]
JOHN K. DARR 71 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 63 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010.
MITCHELL A. JOHNSON 73 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 72 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 59 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President—Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2013 to June 2010.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 57 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE
VALUE FUND
OCTOBER 31, 2015

Other Directorships Held by Board Members[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership).
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, The KP Funds, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

5	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE
VALUE FUND
OCTOBER 31, 2015

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT
BOARD MEMBERS[3] (continued)
GEORGE J. SULLIVAN, JR. 72 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 50 yrs. old	President (Since 2011)	Managing Director at SEI since 2011. Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
STEPHEN CONNORS 31 yrs. old	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE
VALUE FUND
OCTOBER 31, 2015

Other Directorships Held by Board Members[4]

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds; Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010, Director of the SEI Alpha Strategy Portfolio LP to 2013.

None.
None.

4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE
VALUE FUND
OCTOBER 31, 2015

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS[3] (continued)
RUSSELL EMERY 52 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006; SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012; SEI Insurance Products Trust and The KP Funds since 2013; The Advisors’ Inner Circle Fund III, O’Connor EQUUS and Winton Series Trust since 2014 and Winton Diversified Opportunities Fund since 2015.
DIANNE M. DESCOTEAUX 38 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
LISA WHITTAKER 37 yrs. old	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM 34 yrs. old	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009-2014).
BRIDGET E. SUDALL 35 yrs. old	Privacy Officer (Since 2015) AML Officer (Since 2015)	Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE
VALUE FUND
OCTOBER 31, 2015

Other Directorships Held by Officer

None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE
VALUE FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, distribution and shareholder servicing fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2015 to October 31, 2015).

The table on the following page illustrates your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE
VALUE FUND

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Institutional Class Shares	$1,000.00	$939.60	1.25%	$6.11
Investor Class Shares	1,000.00	938.60	1.60%	7.82

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,018.90	1.25%	$6.36
Investor Class Shares	1,000.00	1,017.14	1.60%	8.13

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.)

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE
VALUE FUND
OCTOBER 31, 2015

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2015 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2015 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2015, the Fund is designating the following items with regard to distributions paid during the year.

Long- Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Rec. Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividend (4)	Short Term Capital Gain Dividends (5)
20.96%	79.04%	100.00%	14.61%	32.38%	0.00%	0.00%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by the law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). However, for shareholders of the Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemptions of these amounts in state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2015. Complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

CBRE Clarion Global Infrastructure Value Fund

P.O. Box 219009

Kansas City, MO 64121-9009

Investment Adviser:

CBRE Clarion Securities LLC

201 King of Prussia Road

Suite 600

Radnor, PA 19087

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund.

CCS-AR-002-0300

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$116,100	$0	$0	$112,800	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$25,000	$0	$0	$25,000	$0	$0
(d)	All Other Fees	$0	$0	$4,000	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$723,360	N/A	N/A	$595,010	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$130,000	N/A	N/A	$120,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$72,450	N/A	N/A	$34,500	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$110,000	N/A	N/A	$110,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant ‘s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $29,000 and $25,000 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $55,300 and $79,100 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $72,450 and $34,500 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2015 and 2014, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2016

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Date: January 8, 2016

*	Print the name and title of each signing officer under his or her signature.